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                                                                   EXHIBIT 10.32


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                  BY AND AMONG

                           POST APARTMENT HOMES, L.P.,

                            THE BANKS LISTED THEREIN,

                FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT,

                 SUNTRUST BANK, ATLANTA, AS DOCUMENTATION AGENT

                                       AND

                  WACHOVIA BANK, N.A., AS ADMINISTRATIVE AGENT


                                NOVEMBER 20, 1998






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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Restatement") is dated as of the 20th day of November, 1998 among POST APARTMENT HOMES, L.P. (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), FIRST UNION NATIONAL BANK, as Syndication Agent, SUNTRUST BANK, ATLANTA, as Documentation Agent and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK, SUNTRUST BANK, ATLANTA, COMMERZBANK AG, ATLANTA AGENCY, FOUR WINDS FUNDING CORPORATION, BANK ONE, TEXAS, N.A. and CHASE BANK OF TEXAS, National Association (collectively, the "Banks");


                             W I T N E S S E T H :


         WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and Wachovia Bank, N.A. (formerly Wachovia Bank of Georgia, N.A.), First Union National Bank (formerly First Union National Bank of Georgia), SunTrust Bank, Atlanta, Corestates Bank and Commerzbank AG, Atlanta Agency, executed and delivered that certain Amended and Restated Credit Agreement, dated as of April 9, 1997 (as amended by that certain First Amendment thereto dated as of December 17, 1997 and that certain Second Amendment dated as of July 31, 1998, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks have agreed to make certain amendments to the Credit Agreement and to amend and restate the Credit Agreement in its entirety, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks hereby covenant and agree as follows:




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         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended and restated hereby.

         2. Restatement. The Credit Agreement as in effect on the date hereof is hereby incorporated and restated in its entirety with the amendments specified herein.

         3. Changes to Commitments. (a) From and after the date of this Amendment and Restatement, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature page of this Amendment and Restatement, as such amount may be increased or reduced pursuant to Section 2.08 of the Credit Agreement.

                  (b) So long as the Borrower has not reduced the Commitments, the Borrower may request that the Commitments be increased to $250,000,000 (the "Maximum Commitment"). If the Borrower requests that the total Commitments from the Banks then parties to this Amendment and Restatement be increased, the Administrative Agent shall promptly give notice of such request (the "Commitment Increase Notice") to each Bank. Within five Business Days of its receipt of a Commitment Increase Notice from the Administrative Agent, each Bank that desires to increase its Commitment in response to such request (each such Bank, a "Consenting Bank") shall deliver notice to the Administrative Agent of its election to increase its Commitment and the maximum amount of such increase to its Commitment (for each Consenting Bank, its "Additional Commitment"), which may not be larger than the excess of (a) the Maximum Commitment, over (b) the Commitments then in effect. The failure of any Bank to so notify the Administrative Agent of its election and its Additional Commitment, if any, shall be deemed to be a refusal to increase its Commitment. If the sum of the Commitments then in effect plus the aggregate Additional Commitments does not exceed the Maximum Commitment, the Commitment of each Consenting Bank shall be increased by its Additional Commitment. If the sum of the Commitments then in effect plus the aggregate Additional Commitments exceeds the Maximum Commitment, the Commitment of each Consenting Bank shall be increased by an amount equal to the

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product of (i) such Consenting Bank's Additional Commitment multiplied by (ii)
the quotient of (a) the excess of (A) the Maximum Commitment, over (B) the Commitments then in effect, divided by (b) the aggregate Additional Commitments of all Consenting Banks. Any increase in the Commitments shall be effective as of the tenth Business Day after the delivery of the Commitment Increase Notice; provided, that the Commitments may not at any time exceed the Maximum Commitment.

         4. Additional Banks and Commitments. Upon (i) the execution of a signature page to this Amendment and Restatement by a new bank or financial institution (a "New Bank") and acceptance thereof by the Administrative Agent,(ii) execution and delivery by the Borrower of a Syndicated Loan Note and a Money Market Loan Note in favor of the New Bank, and (iii) delivery of notice to the Banks by the Administrative Agent setting forth the effective date of the addition of the New Bank hereunder and the amount of such New Bank's Commitment, such New Bank shall be for all purposes a Bank party to this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth on the signature page executed by the New Bank; provided, however, (i) the total Commitments of all Banks shall not exceed in the aggregate the Maximum Commitment, and (ii) the Commitments and obligations of all Banks party hereto prior to the addition of any New Bank shall not be affected by the addition of such New Bank.

         5. Notes. Each reference in the Credit Agreement to any Note shall hereafter refer to the Notes executed as of the date hereof and any additional Notes executed in favor of Banks in respect of Additional Commitments and in favor of any New Bank in respect of its Commitment.

         6. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Amendment and Restatement and all other loan documents executed and/or delivered in connection herewith, except to the extent otherwise disclosed pursuant to Section 5.01(c) or (d) of the Credit Agreement.

         7. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations


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of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         8. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         9. Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         10. Section References. Section titles and references used in this Amendment and Restatement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         11. No Default. The Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks.

         12. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

         13. Governing Law. This Amendment and Restatement shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         14. Conditions Precedent. This Amendment and Restatement shall become effective only upon the satisfaction of the conditions set forth in Section 3.02 of the Credit Agreement and receipt by the Administrative Agent of the following (as to the documents described in paragraphs (a), (c), and (d) below, in sufficient number of counterparts for each Bank):


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                  (a) from each of the parties hereto either (i) a duly executed counterpart of this Amendment and Restatement signed by such party or
         (ii) a facsimile transmission of such executed counterpart (with the original to be sent to the Administrative Agent by overnight courier);

                  (b) a duly executed Syndicated Loan Note and a duly executed Money Market Loan Note for the account of each Bank complying with the provisions of Section 2.03 (including a Designated Bank Note in favor of Four Winds Funding Corporation, as the Designated Bank of Commerzbank AG, Atlanta Agency) and a Consent and Reaffirmation of Guarantors duly executed by the Guarantors;

                  (c) an opinion letter of King & Spalding, counsel for the Borrower and the Guarantors, dated as of the date hereof, covering such matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

                  (e) a certificate (the "Closing Certificate"), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that, to the best of his or her knowledge, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true on and as of the date hereof;

                  (f) all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower and the Guarantors, the corporate authority for and the validity of this Amendment and Restatement, the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, a certificate of each of the Borrower and the Guarantors (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower and the Guarantors, respectively, and as to the names, true signatures and incumbency of the officer or officers of the Borrower or Guarantors authorized to execute and deliver the Loan Documents, and certified copies of the following items for each of the Borrower and Guarantors
         (i) a certificate of the Secretary of State of the State of its incorporation as to its good standing as a corporation incorporated therein, and (ii) the action taken by its Board


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         of Directors authorizing the execution, delivery and performance of the
         Loan Documents to which it is a party.

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         IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the
Syndication Agent, the Documentation Agent, and each of the undersigned Banks has caused this Amendment and Restatement to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                             POST APARTMENT HOMES, L.P. (SEAL)

                             By: Post GP Holdings, Inc., its
                             sole general partner


                                      By: R. Byron Carlock, Jr.
                                        ------------------------------------
                                         R. Byron Carlock, Jr.
                                         Executive Vice President

Commitments
------------
$70,000,000                  WACHOVIA BANK, N.A.,
                             as Administrative Agent and
                             as a Bank                   (SEAL)


                             By:  /s/
                                ---------------------------------------------
                                Title:


$60,000,000                  FIRST UNION NATIONAL BANK,
                             as Syndication Agent and
                             as a Bank                   (SEAL)


                             By:  /s/
                                ---------------------------------------------
                                Title:



$60,000,000                  SUNTRUST BANK, ATLANTA,
                             as Documentation Agent and
                             a Bank                      (SEAL)


                             By:  /s/
                                ---------------------------------------------
                                Title:


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
$20,000,000                  COMMERZBANK AG, ATLANTA
                             AGENCY                      (SEAL)


                             By:  /s/
                                ----------------------------------------------
                                Title:


                             By:  /s/
                                ----------------------------------------------
                                Title:

                             FOUR WINDS FUNDING
                             CORPORATION                 (SEAL)

                             By: Commerzbank AG, New York
                                 Branch, as Administrator
                                 and Attorney-in-Fact


                                 By:  /s/
                                    ------------------------------------------
                                    Title:


                                 By:  /s/
                                    ------------------------------------------
                                    Title:


$20,000,000                  BANK ONE, TEXAS, N.A.       (SEAL)



                             By:  /s/
                                ----------------------------------------------
                                Title:


$10,000,000                  CHASE BANK OF TEXAS,
                             NATIONAL ASSOCIATION.


                             By: /s/
                                ----------------------------------------------
                                Title:  Vice President



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                     CONSENT AND REAFFIRMATION OF GUARANTORS

     Each of the undersigned (i) acknowledges receipt of the foregoing Second Amended and Restated Credit Agreement (the "Amendment and Restatement"), (ii) consents to the execution and delivery of the Amendment and Restatement by the parties thereto and (iii) reaffirms all of its obligations and covenants under their respective Guaranties dated as of April 9, 1997 and December 17, 1997, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment and Restatement. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                 POST PROPERTIES, INC.              (SEAL)


                                 By: /s/
                                    ------------------------------------------
                                     Title:


                                 POST GP HOLDINGS, INC.             (SEAL)


                                 By: /s/
                                    ------------------------------------------
                                     Title:


                                 POST LP HOLDINGS, INC.             (SEAL)


                                 By: /s/
                                    ------------------------------------------
                                     Title: